UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 4, 2020

JANEL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Eighth Avenue, New York, New York 10011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (516) 256-8143

303 Merrick Road, Suite 400, Lynbrook, New York 11563
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁭☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
N/A	N/A	N/A

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Indco, Inc. Manufacturing Facility

On February 4, 2020, Indco, Inc. (“Indco”), a majority-owned subsidiary of Janel Corporation (the “Company”), entered into a Purchase and Sale Agreement with 4040 Earnings Way, LLC (“Seller”) to acquire from Seller the land and building which serves as the Indco office and manufacturing facility in New Albany, Indiana, for a purchase price of $845,000.  Indco anticipates that the purchase price will be financed with cash from operations and a loan of up to $700,000 from First Merchants Bank secured by the subject property.  Closing is expected to occur in April 2020.

Santander Bank Credit Facility

On March 4, 2019, the Company and its wholly-owned subsidiaries, entered into the Third Amendment to Loan and Security Agreement (the “Amendment”) to the Loan and Security Agreement, dated October 17, 2017 by and between the Company, certain of its subsidiaries, and Santander Bank, N.A., as amended (the “Loan Agreement”). Pursuant to, and among other changes effected by, the Amendment: (1) the Maturity Date of the Loan evidenced by the Loan Agreement was extended to October 17, 2022; (2) the LIBOR rate margin was reduced from 2.50% to 2.25%; (3) the Collateral Monitor Fee was reduced from $1,000 per month to $500 per month; (4) the definition of EBITDA was revised to allow addback of up to $500,000 annually for merger and acquisition costs; and (5) the Company’s subsidiaries were permitted to pay up to $500,000 in aggregate dividends to the Company for fiscal 2020 if certain conditions were met.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Purchase and Sale Agreement dated February 4, 2020 by and between 4040 Earnings Way, LLC, and Indco, Inc.
10.2	Third Amendment to Loan and Security Agreement dated March 4, 2020 by and between Santander Bank, N.A., Janel Group, Inc., Honor Worldwide Logistics LLC and Janel Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: March 4, 2020	By:	/s/ Dominique Schulte

Dominique Schulte
Chief Executive Officer